UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 17, 2007
MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)
440 Maine Street, Quincy, Illinois 62301
(Address of Principal Executive Offices) (Zip Code)
(217) 223-7300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     In a press release dated January 17, 2007 Mercantile Bancorp, Inc. (the “Company”) announced that H. Blaine Strock III has joined Mercantile Trust & Savings Bank, the Company’s largest subsidiary, and will assume the role of the bank’s President effective March 1, 2007. He will begin at the bank and also become a member of the bank’s board on January 22, the Company reported.
     Strock, 48, will replace Ted T. Awerkamp as President of the bank. Awerkamp, as previously disclosed, will become President and CEO of the Company effective March 1, 2007.
     A copy of the press release issued by the Company is attached hereto and incorporated herein by reference.
Item 9.01 Exhibits
     (c) Exhibits:

Exhibit Number	Description

99.1	Press Release dated January 17, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.
By:	/s/ Dan S. Dugan
Name:	Dan S. Dugan
Title:	Chairman, President, and Chief Executive Officer

Date: January 17, 2007

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